                                           AMENDMENT NO. 2

                                                            TO

                   ASSET PURCHASE AND SALE AGREEMENT

                                           DATED JUNE 7, 2000

                                            BY AND BETWEEN

                      POTOMAC ELECTRIC POWER COMPANY

                                                         AND

                                      SOUTHERN ENERGY, INC.

                                                    AMENDMENT NO. 2
                                                                     TO
                                 ASSET PURCHASE AND SALE AGREEMENT

          THIS AMENDMENT NO. 2 TO ASSET PURCHASE AND SALE AGREEMENT (this
"Amendment") is dated December __, 2000 and is by and between POTOMAC ELECTRIC
POWER COMPANY, a District of Columbia and Virginia corporation ("Seller"), and
SOUTHERN ENERGY, INC., a Delaware corporation ("Buyer," collectively with Seller, the
"Parties").

          WHEREAS, Buyer has agreed to purchase and assume, and Seller has agreed to sell and assign, the Auctioned Assets (as defined in the Purchase Agreement) and certain associated liabilities, on the terms and conditions set forth in that certain Asset Purchase and Sale
Agreement, dated June 7, 2000, as amended by Amendment No. 1 to Asset Purchase and Sale
Agreement, dated September 18, 2000 (the "Purchase Agreement");

          WHEREAS, pursuant to the side letter dated June 7, 2000, Buyer and Seller agreed to modify the schedules to the Purchase Agreement to correct scrivener's errors and omissions or erroneous inclusions therein; and

          WHEREAS, the parties hereto desire to amend the Purchase Agreement and the exhibits and schedules relating thereto as set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

          1.     Defined Terms. Defined terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

          2.     Amendment to Article IX.

                    (a)     Section 9.1(a) is hereby amended by inserting the following sentence at the end thereof:

                           "Notwithstanding the foregoing, the term Transferred Union Employee shall not include any Union Employee who, on or before the Closing Date, has given written notice to Seller of his or her intent to retire from active employment with Seller, and who actually retires under the terms of the Seller's Pension Plan effective January 1, 2001."

                    (b)     The fourth sentence of Section 9.3 is hereby deleted in its entirety and replaced with the following:

                           "Each Transferred Savings Employee shall be afforded the option of transferring his or her account balance into the Buyer's Savings Plan, including any outstanding loan balances attributable to such accounts; provided, however, that if Seller is able to obtain a favorable ruling from the Internal Revenue Service to the effect that (or determines on the basis of rulings by the Internal Revenue Service that) the consummation of the transactions contemplated hereby shall constitute a sale of substantially all of the assets used in a trade or business within the meaning of
                    Section 401(k)(10) of the Code, or that there has been a separation from service as a non-continuation of the same trade or business within the meaning of Section
                    401(k)(2)(B)(i)(I) of the Code, each Transferred Savings Employee shall be afforded the option of maintaining his or her account balance under Seller's Savings Plan, transferring his or her account balance into Buyer's Savings Plan, including any outstanding loan balances attributable to such account, rolling over his or her account balance, including any outstanding loan balances attributable to such accounts into the Buyer's Savings Plan, rolling over his or her account balance into an individual retirement account or cashing in his or her account balance (subject to applicable withholding taxes and penalties)."

                    (c)     The seventh sentence of Section 9.3 is hereby deleted in its entirety and replaced with the following:

                           "In the event that a Transferred Savings Employee shall elect to leave his or her account balance in Seller's Savings Plans, Seller shall allow the Transferred
                    Employee to repay any outstanding loan attributable to such account balance through repayment coupons that the Seller shall provide to the Transferred
                    Employee prior to the Closing Date."

          4.     Amendment to Section 12.4. The address for Troutman Sanders LLP in Section 12.4 of the Purchase Agreement is hereby deleted and replaced with the following address:

                              Troutman Sanders LLP
                              401 9th Street N.W.
                              Suite 1000
                              Washington, D.C. 20004
                              Telecopier: (202) 274-2994
                              Attention: Benjamin L. Israel, Esq .

          5.     Amendments to Schedules.

                 5.1      Amendment to Schedule 2.2(a)(iii). Schedule 2.2(a)(iii) is hereby deleted in its entirety and replaced with the Schedule 2.2(a)(iii) attached hereto as Attachment
          A.

                 5.3      Amendment to Schedule 2.2(a)(v). Schedule 2.2(a)(v) is hereby deleted in its entirety and replaced with the Schedule 2.2(a)(v) attached hereto as Attachment B.

                 5.4      Amendment to Schedule 2.2(a)(vi). Schedule 2.2(a)(vi) is hereby deleted in its entirety and replaced with the Schedule 2.2(a)(vi) attached hereto as Attachment C.

                 5.5     Amendment to Schedule 2.2(a)(vii). Schedule 2.2(a)(vii) is hereby deleted in its entirety and replaced with the Schedule 2.2(a)(vii) attached hereto as Attachment D.

                 5.5     Amendment to Schedule 2.2(b)(i). Schedule 2.2(b)(i) is hereby deleted in its entirety and replaced with the Schedule 2.2(b)(i) attached hereto as Attachment E.

                 5.6     Amendment to Schedule 2.3(a)(iv). Schedule 2.3(a)(iv) is hereby deleted in its entirety and replaced with the Schedule 2.3(a)(iv) attached hereto as Attachment F.

                 5.7     Amendment to Schedule 5.5(a). Schedule 5.5(a) is hereby deleted in its entirety and replaced with the Schedule 5.5(a) attached hereto as Attachment G.

                 5.8     Amendment to Schedule 5.5(b). Schedule 5.5(b) is hereby deleted in its entirety and replaced with the Schedule 5.5(b) attached hereto as Attachment H.

                 5.9     Amendment to Schedule 5.10(c). Exhibit A to Schedule 5.10(c) is hereby deleted in its entirety and replaced with the Exhibit A to Schedule 5.10(c) attached hereto as Attachment I.

          6.     Amendments to the Exhibits.

                 6.1     Amendment to Exhibit C-4. Section 2.1(f) of Exhibit C-4, the Morgantown
          Easement Agreement, is hereby deleted in its entirety and replaced with the following:

                           "(f) An easement of Access to, and the right to use, the parking lots, access roads, driveways and other such facilities located upon the Generator's Real Property, together with the right to use the railroad lines and railroad spurs located upon the
                 Generator's Real Property (such railroad lines and railroad spurs, "Generator's Rail
                 Facilities") for the transportation of machinery and/or similar uses; provided, however, that the easement of Access to Generator's Rail Facilities shall require Generator's prior consent, such consent not to be unreasonably withheld."

                 6.2     Amendment to Exhibit E-1. The second sentence of Section 4.2.1(b) of Exhibit
          E-1, the Potomac River Interconnection Agreement, is hereby deleted in its entirety and replaced with the following: "If applicable, the Generator shall test the Station's black-start combustion-turbines annually to confirm that the black-start combustion turbines will start without any external power supply."

                 6.3     Amendment to Exhibit E-3. Schedule C to Exhibit E-3, the Dickerson
          Interconnection Agreement, is hereby deleted in its entirety and replaced with the
          Schedule C attached hereto as Attachment J

                 6.4     Amendment to Exhibit E-4. Schedule C to Exhibit E-4, the Chalk Point
          Interconnection Agreement, is hereby deleted in its entirety and replaced with the
          Schedule C attached hereto as Attachment K.

          7.     Governing Law. This Amendment is governed by, and shall be construed in accordance with, the laws of the District of Columbia without regard to principles of conflicts of law.

          8.     Modifications and Amendments. This Amendment shall not be modified or amended except by a written instrument executed by both of the Parties.

          9.     Entire Agreement; Severability. This Amendment and the Purchase Agreement
constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof. In the event that any portion of this Amendment or the Purchase
Agreement shall be determined to be invalid or unenforceable, such portion of this Amendment or Purchase Agreement shall be severable from the other provisions of this Amendment or the
Purchase Agreement which provisions shall be valid, binding upon and enforceable against the
Parties.

         10.     Effectiveness; Purchase Agreement. This Amendment shall be of full force and effect upon its execution and delivery by each of the Parties except that the amendments to the
Interconnection Agreements contemplated in Sections 6.2, 6.3 and 6.4 above, shall not be effective until they are filed by Pepco with the Federal Energy Regulatory Commission pursuant to Section 205 of the Federal Power Act and such filing shall occur within two Business Days of the Closing Date. Except as amended by this Amendment, all other terms of the Purchase
Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

         11.     Counterparts. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Buyer and Seller have signed and delivered this Amendment on the day and year set forth above.

SOUTHERN ENERGY, INC.                             POTOMAC ELECTRIC POWER COMPANY

By:      ELIZABETH B. CHANDLER                   By:              MARY SHARPE-HAYES
      Name:  Elizabeth B. Chandler                               Name:  Mary Sharpe-Hayes
      Title:    VP                                                             Title:   Vice President